UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2014

KORE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54977	0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1762 Sagun Dong
Seoul Korea, 133187
(Address of principal executive offices)

82-104042-7863
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On June 23, 2014  the Registrant Issued a notice of termination to Claremont Nevada Mines LLC. The circumstances surrounding this termination was,  that  the Registrant was unable to attract  the required funding to continue exploration activities on the CPG Claims. There were no penalties incurred as a result of the termination.

ITEM  9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Notice of Termination

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         KORE RESOURCES, INC.

                                         By: /s/ Young Ju Yi
                                             -------------------------------
                                             Young Ju Yi, President

                                          Date: July 2, 2014